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                                                                    EXHIBIT 99.6
                                                                  EXECUTIVE COPY


                             SUPPLEMENTAL AGREEMENT

         This Supplemental Agreement (this "Agreement"), is dated and effective as of August 8, 2000, between GMAC Commercial Mortgage Corporation as seller (the "Seller") and German American Capital Corporation as purchaser (the "Purchaser").

         WHEREAS, the Seller sold certain mortgage loans to the Purchaser pursuant to a certain Mortgage Loan Purchase Agreement dated as of September 29, 1999, a certain Mortgage Loan Purchase Agreement dated as of March 30, 2000, and a certain Mortgage Loan Purchase Agreement dated as of June 29, 2000 (each a "GACC Purchase Agreement" and collectively the "GACC Purchase Agreements").

         WHEREAS, the Purchaser intends to sell the mortgage loans as shown on Exhibit A hereto (the "Mortgage Loans") to GMAC Commercial Mortgage Securities, Inc. as Depositor, (the "Depositor") pursuant to a certain Mortgage Loan Purchase Agreement, dated as of August 8, 2000 (the "Mortgage Loan Purchase Agreement") and the Depositor intends to transfer the Mortgage Loans, together with other multifamily and commercial mortgage loans and other mortgage assets, to a trust fund (the "Trust Fund") to be formed by the Depositor, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. and Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 1, 2000 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date (as defined below).

         WHEREAS, the Depositor intends to sell the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates to Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (together, the "Underwriters") pursuant to an Underwriting Agreement dated as of the date hereof (the "Underwriting Agreement"). The Depositor intends to sell the Class X and Class F Certificates Deutsche Bank Securities Inc. and Goldman, Sachs & Co., and the Class G, Class H, Class J, Class K, Class L, Class M, Class N and Class O Certificates to Commercial Asset Trading, Inc. (in such capacity, each an "Initial Purchaser") pursuant to two Certificate Purchase Agreements, each dated as of the date hereof (the "Certificate Purchase Agreements"). The


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Depositor intends to sell the Class R-I, Class R-II and Class R-III Certificates to Goldman, Sachs & Co. (in such capacity, an "Initial Purchaser").

         WHEREAS, each of the Seller and the Purchaser, in connection with the transactions described above, desires to amend and supplement certain of the provisions of the GACC Purchase Agreements as they relate to the Mortgage Loans in order to facilitate such transactions and in contemplation of the assignment by the Purchaser to the Depositor of all of its right, title and interest in and to this Agreement.

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1.  Amendment of GACC Purchase Agreements.

         The parties hereto agree that, with respect to the Mortgage Loans only, each GACC Purchase Agreement is hereby amended to the extent that the provisions of such GACC Purchase Agreement are inconsistent with this Agreement.

SECTION 2.  Representations, Warranties and Covenants of the Seller.

         (a) The Seller hereby makes, as of August 17, 2000 (the "Closing Date") (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Depositor, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in Exhibit B, with such changes or modifications as may be permitted or required by the Rating Agencies.

         (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

         (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

         (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

         (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

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         (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

         (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

         (vi) No litigation is pending with regard to which Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

         (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

         (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

         (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection
(b) above which materially and adversely affects the interests of the Purchaser or its successors or assigns or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit B which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Depositor, the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto or if this Agreement has been assigned

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by the Purchaser, to such assignee. The representations, warranties and covenants set forth in Section 2(a) shall, as between the Seller and the Purchaser, supplement, and as between the Seller and any successors or assigns of the Purchaser, replace and amend and restate in their entirety, the representations, warranties and covenants of the Seller made pursuant to Section 4.1(a) of the GACC Purchase Agreements to the extent they relate to the Mortgage Loans.

SECTION 3. Representations, Warranties and Covenants of the Purchaser.

         (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

         (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Maryland.

         (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement.

         (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

         (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

         (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

         (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and

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adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

         (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

         (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

         (b) The Purchaser hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Seller, and its successors and assigns, with respect to each Mortgage Loan each of the representations and warranties set forth below:

         (i) Immediately prior to the transfer thereof to the Depositor, the Purchaser had whatever title to such Mortgage Loan as was conveyed to it by Seller, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (other than, in certain cases, the right of a third party servicer to directly service such Mortgage Loan) created by the Purchaser. Such transfer validly assigns such title to such Mortgage Loan to the Depositor free and clear of any pledge, lien, encumbrance or security interest created by the Purchaser;

         (ii) The Purchaser has full right and authority to sell, assign and transfer its interest in such Mortgage Loan;

         (iii) The Purchaser has not done anything that would materially impair the coverage under the lender's title insurance policy that insures the lien of the related Mortgage;

         (iv) The Purchaser has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note;

         (v) To the Purchaser's actual knowledge, without independent inquiry as to the provisions of the Mortgage Loans, there is no valid offset, defense or counterclaim to such Mortgage Loan arising out of the Purchaser's actions or holding of the Mortgage Loans; and

         (vi) The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified by the Purchaser in any material respect, except as specifically set forth in the related Mortgage File;

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provided that, with respect to the representations and warranties in clauses
(iii), (iv), (v) and (vi) above, such representations and warranties cover only actions taken directly by the Purchaser and its Affiliates or taken by the Seller at the direction of the Purchaser.

         (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 4.  Repurchases.

         (a) Within 90 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, of a Defect (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) in respect of the Mortgage File for any Mortgage Loan or a breach of any representation or warranty made pursuant to Section 2(a) and set forth in Exhibit B (a "Breach"), which Defect or Breach, as the case may be, materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation, the Depositor, the Trustee and the holders of the Certificates), the Seller shall cure such Defect or Breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s); provided, however, that in lieu of effecting any such repurchase, the Seller will be permitted to deliver a Qualifying Substitute Mortgage Loan and to pay a cash amount equal to the applicable Substitution Shortfall Amount, subject to the terms and conditions of the Pooling and Servicing Agreement as in effect on the Closing Date.

         If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser or any successor or assign thereof, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes.

         (b) Notwithstanding Section 4(a), within 60 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Seller shall repurchase such Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s).

         In addition, if, as of the Closing Date, any Mortgage Loan is secured by a Mortgage that does not constitute a valid first lien upon the related Mortgaged Property, including all buildings located thereon and all fixtures attached thereto, or if a Mortgage is subject to something other than (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (C) exceptions and exclusions specifically referred to in the lender's title insurance policy

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issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan and (D) those exceptions set forth on Schedule B-1 to Exhibit B hereto (the exceptions set forth in the foregoing clauses (A), (B), (C) and (D) collectively, "Permitted Encumbrances"), or if the insurer that issued the Title Policy referred to in clause (vi) of Exhibit B hereto in respect of any Mortgage Loan was not qualified to do business in the state in which the related Mortgaged Property is located, and in either case such failure materially and adversely affects the interests of holders of Certificates (any such failure that materially and adversely affects the interests of holders of Certificates, also a "Breach"), the Seller shall be required, at its option, to either (i) cure such Breach in all material respects or (ii) repurchase the affected Mortgage Loan, in each case, within the applicable Permitted Cure Period. If any such Breach is not corrected or cured in all material respects within the applicable Permitted Cure Period, the Seller shall, not later than the last day of such Permitted Cure Period, (i) repurchase the affected Mortgage Loan from the Purchaser or its assignee at the applicable Purchase Price or (ii) if within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), at its option, replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan and pay any corresponding Substitution Shortfall Amount. The Seller agrees that any such repurchase or substitution shall be completed in accordance with and subject to the terms and conditions of the Pooling and Servicing Agreement.

         For purposes of the preceding paragraph only, the "Permitted Cure Period" applicable to any Breach in respect of any Mortgage Loan shall be the 90-day period immediately following the earlier of the discovery by the Seller or receipt by the Seller of notice of such Breach; provided that if such Breach cannot be corrected or cured in all material respects within such 90-day period, but it is reasonably likely that such Breach could be corrected or cured within 180 days of the earlier of discovery by the Seller and receipt by the Seller of notice of such Breach, and the Seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure Period shall, with the consent of the Purchaser or its assignee (which consent shall not be unreasonably withheld), be extended for an additional 90 days, unless (i) the affected Mortgage Loan is in default and (ii) the applicable Breach constitutes a Material Document Defect (as defined in the Pooling and Servicing Agreement) other than a Material Document Defect resulting solely from a delay caused by the public recording or filing office where a document has been sent for recording or filing.

         (c) In connection with any repurchase of or substitution for a Mortgage Loan contemplated by this Section 4, the then owner(s) thereof shall tender or cause to be tendered promptly to the Seller, upon delivery of a receipt executed by the Seller, the related Mortgage File and Servicing File, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Purchaser or the Trustee shall be endorsed or assigned, as the case may be, to the Seller or its designee in the same manner. The form and sufficiency of all such instruments and certificates shall be the responsibility of the Seller.

         (d) This Section 4 provides the sole remedies available to the Purchaser, and its successors and assigns (including, without limitation, the Depositor, the Trustee and the holders of the Certificates) respecting any Defect in a Mortgage File or any breach of any representation or warranty made pursuant to Section 2(a) and set forth in Exhibit B, or in

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connection with the circumstances described in Section 4(b). If the Seller defaults on its obligations to repurchase or replace any Mortgage Loan in accordance with Section 4(a) or 4(b) or disputes its obligation to repurchase or replace any Mortgage Loan in accordance with either such subsection, the Purchaser or its successors and assigns may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. The Seller shall reimburse the Purchaser for all necessary and reasonable costs and expenses incurred in connection with such enforcement. The remedies provided in this
Section 4 shall replace and amend and restate in their entirety the provisions of Section 4.3 of the GACC Purchase Agreements with respect to the Mortgage Loans.

         (e) In the event that (i) any Mortgage Loan that is a Cross-Collateralized Mortgage Loan (as defined in the Pooling and Servicing Agreement) is required to be repurchased pursuant to this Section 4 as a result of a Breach, Defect or other event, and (ii) the cross-collateralization provisions of the related Cross-Collateralized Mortgage Loans cannot be released to the extent required by Section 2.03(a) of the Pooling and Servicing Agreement to permit repurchase of the affected Mortgage Loan within the time period specified in this Agreement for such repurchase, the Seller shall repurchase the affected Mortgage Loan and all of the related Cross-Collateralized Mortgage Loans not so released.

SECTION 5.  Conveyance of Mortgage Files.

         (a) In connection with the Purchaser's assignment of the Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase Agreement, the Purchaser hereby covenants with the Seller that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on Exhibit B to the Mortgage Loan Purchase Agreement) for each Mortgage Loan so assigned to the extent that such Mortgage File was delivered to the Purchaser. In the event the Purchaser fails to so deliver each such Mortgage File to the Trustee, the Seller and its successors and assigns shall be entitled to pursue any rights or remedies in respect of such failure as may be available under applicable law.

         (b) For the benefit of the Purchaser and its successors and assigns, the Seller acknowledges and agrees that the Depositor intends to cause the Trustee to perform a limited review of the Mortgage Files relating to the Mortgage Loans to enable the Trustee to confirm to the Depositor on or before the Closing Date that the Mortgage Note referred to in clause (i) of Exhibit B of the Mortgage Loan Purchase Agreement has been delivered to the Trustee with respect to each such Mortgage File. If the Seller cannot deliver, or cause to be delivered as to any Mortgage Loan, the original Mortgage Note, the Seller shall deliver a copy or duplicate original of such Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (viii), (xi)(A) and (xii) of Exhibit B of the Mortgage Loan Purchase Agreement, with evidence of recording thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 5 shall be

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deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee on or before the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Depositor or Trustee within 180 days of the Closing Date (or within such longer period after the Closing Date as the Trustee (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Depositor or Trustee with evidence of such recording or filing, as the case may be, or has certified to the Depositor or Trustee as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Trustee no less often than quarterly, in good faith attempting to obtain from the appropriate county recorder's or filing office such original or copy).

         (c) If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of Exhibit B of the Mortgage Loan Purchase Agreement solely because such policy has not yet been issued, the delivery requirements of this Section 5 shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee, on or before the Closing Date, a commitment for title insurance "marked-up" at the closing of such Mortgage Loan, and the Seller shall deliver to or at the direction of the Depositor or Trustee, promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B of the Mortgage Loan Purchase Agreement covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. Notwithstanding the foregoing, the Mortgage File for the Mortgage Loans subject to the Participation Interest will consist solely of an original executed counterpart of the Participation Agreement which provides, inter alia that the related Mortgage File shall be held by the custodian thereunder for the benefit of the holders of the participation interests created thereunder.

         (d) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with (i) the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (v) of Exhibit B to the Mortgage Loan Agreement and each UCC-2 and UCC-3, if any, referred to in clause (xi)(B) of Exhibit B to the Mortgage Loan Purchase Agreement or the re-registration or assignment of the Participation Interest and (ii) the delivery of a copy of any such document or instrument to the Master Servicer promptly following its return to the Trustee or its designee after such recording or filing; provided that the Seller shall not be responsible for actually recording or filing any such document or instrument. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the

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substitute or corrected document to or at the direction of the Depositor or the
Trustee for recording or filing, as appropriate, at the Seller's expense.

SECTION 6.  Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

SECTION 7.  Costs.

         Costs relating to the transactions contemplated hereby and in the Mortgage Loan Purchase Agreement shall be borne by the Seller.

SECTION 8.  Indemnification.

         (a) The Purchaser (the "Indemnifying Party") agrees to indemnify and hold harmless the Seller against any and all losses, claims, damages or liabilities, joint or several, to which it may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon the breach of any of the Purchaser's representations or warranties contained in Section 3(b) of this Agreement. This indemnity will be in addition to any liability which the Purchaser may otherwise have.

         (b) The indemnity agreement contained in this Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, or (ii) any investigation made by any indemnified party.

SECTION 9.  Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 10.  Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 11.  GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 12.  Further Assurances.

         The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 13.  Successors and Assigns.

         The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser and its assignee has the right to assign its interest under this Agreement, in whole or in part. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns.

SECTION 14.  Amendments.

         No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.




                                           GMAC COMMERCIAL MORTGAGE CORPORATION



                                           By:  /s/ David Lazarus
                                               --------------------------------
                                            Name: David Lazarus
                                            Title: Vice President



                                           GERMAN AMERICAN CAPITAL CORPORATION



                                           By: /s/ Gregory B. Hartch
                                              ---------------------------------
                                            Name: Gregory B. Hartch
                                            Title: Authorized Signatory



                                            By: /s/ Eric M. Schwartz
                                               --------------------------------
                                            Name: Eric M. Schwartz
                                            Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

DEUTSCHE BANK REPURCHASE FACILITY

LOAN NUMBER     NAME                                            ADDRESS                                    CITY
21702           Remond Cliff Plaza Apartments                   2928 Remond Drive                          Dallas
24161           Galyan's-Plainfield                             655 Perry Road                             Plainfield
24483           Residence Inn by Marriott                       32 Centerra Parkway                        Lebanon
24575           Galyan's-Leawood                                11801 Nall Avenue                          Leawood
25149           Center City Apartment Portfolio II              Various                                    Various
25149-A         1109 Spruce Street                              1109 Spruce Street                         Philadelphia
25149-B         322 S. 10th Street                              322 S. 10th Street                         Philadelphia
25149-C         927 Spruce Street                               927 Spruce Street                          Philadelphia
25149-D         1104 Spruce Street                              1104 Spruce Street                         Philadelphia
25149-E         2125-27 Walnut Street                           2125-27 Walnut Street                      Philadelphia
25149-F         434 Lombard Street                              434 Lombard Street                         Philadelphia
25149-G         1001 Pine Street                                1001 Pine Street                           Philadelphia
25149-H         1034 Spruce Street                              1034 Spruce Street                         Philadelphia
25149-I         1616-18 Spruce Street                           1616-18 Spruce Street                      Philadelphia
25149-J         1957 Locust Street                              1957 Locust Street                         Philadelphia
25149-K         218 S. 20th Street                              218 S. 20th Street                         Philadelphia
25149-L         1719 Spruce Street                              1719 Spruce Street                         Philadelphia
26002           Paradise Plaza Inn                              3 Ninth Street                             Ocean City
26190           Candlestick Apartments                          4747 Rigsby Avenue                         San Antonio
26207           Holcomb Corners Shopping Center                 3375 Holcomb Bridge Road                   Norcross
26209           Office Depot - Hobby Lobby Retail Center        500 NW State Route 7                       Blue Springs
26214           Dove Park Townhomes                             11334 E. 23rd Street                       Tulsa
26254           Feeley Apartment Portfolio                      Various                                    Various
26254-A         64 Monroe Street                                64 Monroe Street                           Hoboken
26254-B         125 Monroe Street                               125 Monroe Street                          Hoboken
26254-C         70 Jefferson Street                             70 Jefferson Street                        Hoboken
26254-D         100 Jefferson Street                            100 Jefferson Street                       Hoboken
26254-E         102 Jefferson Street                            102 Jefferson Street                       Hoboken
26426           Bank of America Office Building                 900 West 49th Street                       Hialeah
26560           Ahwatukee Palms Shopping Center                 4825 East Warner Road                      Phoenix


                                                  INTEREST  RATE          ORIGINAL        CUT-OFF DATE      REMAINING     MATURITY
LOAN NUMBER     STATE                     ZIP      RATE     TYPE          BALANCE           BALANCE           TERM           DATE
21702           Texas                   75211      8.1600   Fixed       3,200,000.00       3,170,907.00         106         6/10/09
24161           Indiana                 46168      8.7580   Fixed       4,975,000.00       4,943,454.34         109         9/10/09
24483           New Hampshire           03766      8.5000   Fixed       6,100,000.00       6,089,575.96         118          6/1/25
24575           Kansas                  66211      8.7540   Fixed       8,600,000.00       8,545,423.21         109         9/10/09
25149           Various               Various      8.6800   Fixed       6,400,000.00       6,385,741.00         115          3/5/10
25149-A         Pennsylvania            19107
25149-B         Pennsylvania            19107
25149-C         Pennsylvania            19106
25149-D         Pennsylvania            19107
25149-E         Pennsylvania            19103
25149-F         Pennsylvania            19147
25149-G         Pennsylvania            19107
25149-H         Pennsylvania            19107
25149-I         Pennsylvania            19103
25149-J         Pennsylvania            19103
25149-K         Pennsylvania            19103
25149-L         Pennsylvania            19103
26002           Maryland                21842      9.2500   Fixed       6,000,000.00       5,987,587.21         117          5/1/25
26190           Texas                   78222      8.4300   Fixed       1,155,000.00       1,152,222.62         115          3/5/10
26207           Georgia                 30092      8.5300   Fixed       1,650,000.00       1,646,770.38         116          4/5/10
26209           Missouri                64014      8.3500   Fixed       3,450,000.00       3,445,099.54         117          5/5/10
26214           Oklahoma                74129      8.6700   Fixed       1,740,000.00       1,736,727.80         116          4/5/10
26254           Various               Various      8.4300   Fixed       2,784,000.00       2,778,395.15         116          4/5/10
26254-A         New Jersey              07030
26254-B         New Jersey              07030
26254-C         New Jersey              07030
26254-D         New Jersey              07030
26254-E         New Jersey              07030
26426           Florida                 33012      8.3750   Fixed       4,910,000.00       4,908,090.42         119          7/5/10
26560           Arizona                 85044      8.2260   Fixed      13,400,000.00      13,380,225.51         117          5/5/10


DEUTSCHE BANK REPURCHASE FACILITY

LOAN NUMBER     NAME                                            ADDRESS                                      CITY
26750           Brighton Park Shopping Center                   1005-1019 E. Grand River Avenue              Brighton
27102           Sheraton Four Points Hotel                      1603 Powell Street                           Emeryville
27256           Hampton Inn                                     4201 Coastal Highway                         Ocean City
27257           Holiday Inn Express - BWI                       7481 Ridge Road                              Hanover
27271           Residence Inn (Danbury)                         22 Segar Street                              Danbury
27433           Industrial Distribution Group Building          2100 The Oaks Parkway                        Belmont
27619           Donna Lynn Apartments                           1301 East Marshall Drive                     Grand Prairie
27754           West Union Corporate Building                   5865 South Ash Avenue                        Tempe
27800           Rialto Building                                 116 New Montgomery Street                    San Francisco
27974           Weinerman Multifamily Portfolio                 Various                                      Various
27974-A         Daibes Apartments                               12 Liberty Place                             Weehawken
27974-B         Crescent Garden Apartments                      9005 Third Avenue                            North Bergen
28000           Courtyard by Marriott                           3555 Centerpoint Parkway                     Pontiac
28001           Residence Inn by Marriott                       3333 Centerpoint Parkway                     Pontiac
01-1020226      Carpenter's Union Building                      1003 K Street N.W.                           Washington
01-1020227      DuPont Medical Building                         1234 19th Street                             Washington
01-1020228      Continental Office Building                     1012 14th Street                             Washington
01-1025095      College Park Apartments                         3307 College Street                          Lacey
01-1025199      Southlake Market Loop                           2830 - 2840 Market Loop                      Southlake
01-1025231      K-Mart Retail - Aurora, Colorado                15200 East Colfax Road                       Aurora

                                                 INTEREST  RATE          ORIGINAL        CUT-OFF DATE      REMAINING     MATURITY
LOAN NUMBER     STATE                     ZIP      RATE     TYPE          BALANCE           BALANCE           TERM        DATE
26750           Michigan                48116      8.5400   Fixed       4,400,000.00       4,395,737.00         118       6/5/10
27102           California              94608      8.7800   Fixed      11,500,000.00      11,492,165.39         119       7/1/25
27256           Maryland                21842      8.5000   Fixed       6,120,000.00       6,109,541.80         118       6/1/25
27257           Maryland                21076      8.5000   Fixed       9,100,000.00       9,084,449.40         118       6/1/25
27271           Connecticut             06810      8.6250   Fixed       5,000,000.00       4,996,452.01         119       7/1/25
27433           North Carolina          28012      8.4300   Fixed       5,950,000.00       5,947,736.54         119       7/5/10
27619           Texas                   75051      8.2400   Fixed       3,400,000.00       3,398,605.72         119       7/5/10
27754           Arizona                 85253      8.3100   Fixed       3,300,000.00       3,300,000.00         119       7/5/10
27800           California              94105      8.4200   Fixed      27,250,000.00      27,222,688.33         118       6/5/10
27974           Various               Various      8.3750   Fixed       2,200,000.00       2,199,144.38         119       7/5/10
27974-A         New Jersey              07087
27974-B         New Jersey              07047
28000           Michigan                48341      8.7000   Fixed       6,315,000.00       6,310,605.86         119       7/1/25
28001           Michigan                48341      8.7000   Fixed       7,485,000.00       7,479,791.74         119       7/1/25
01-1020226      District of Columbia    20001      8.8500   Fixed       2,420,000.00       2,417,857.02          58       6/1/05
01-1020227      District of Columbia    20036      8.8500   Fixed       3,646,000.00       3,642,771.37          58       6/1/05
01-1020228      District of Columbia    20005      8.8500   Fixed       5,833,000.00       5,827,834.72          58       6/1/05
01-1025095      Washington              98503      7.9400   Fixed       1,550,000.00       1,548,229.15         118       6/1/10
01-1025199      Texas                   76092      8.7500   Fixed       1,030,000.00       1,028,713.35         117       5/1/10
01-1025231      Colorado                80011      8.2500   Fixed       3,080,000.00       3,076,763.86         118       6/1/25

DEUTSCHE BANK REPURCHASE FACILITY

LOAN NUMBER     NAME                                            ADDRESS                                               CITY
01-1025336      Los Frances Apartments                          508 Gale Street                                       Laredo
01-1025387      K-Mart Retail - Grand Island                    3535 West 13th Street                                 Grand Island
01-1025540      Southport Associates Retail                     354 - 378 Western Boulevard                           Greenwood
01-1025819      The Meadows Apartments - Lacey, WA              3428 West McLeod Road                                 Bellingham
01-1025997      Across Lenox Shopping Center                    3425 - 3435 Lenox Road                                Atlanta
01-1026176      Buckingham Apartments                           3884 Buckingham Court                                 St. Louis
01-1026212      La Brea Office Building                         110 South La Brea Avenue                              Inglewood
01-1026263      K-Mart Retail - Aurora, Illinois                1250 North Lake Avenue                                Aurora
01-1026339      Pioneer Center Retail                           501 - 557 Azusa Avenue & 1751 East Rowland Avenue     West Covina
01-1026401      K-Mart Retail - Chicago                         2050 West Peterson Avenue                             Chicago
01-1026497      9001 Braddock Road Office Building              9001 Braddock Road                                    Springfield
01-1026584      K-Mart Retail - South Bend, IN                  U.S. Route 31                                         South Bend
01-1027351      Chili's Plaza                                   SEC of US Highway 41 and Robinhood Street             Sarasota
01-1027480      Meadows of Gwinnett County Apartments           9-22 and 27-29 Britain Drive                          Lawrenceville
01-1027900      BRC Plaza Shopping Center                       12375 - 12505 West Chinden Boulevard                  Boise
01-1027902      Denver Creek Apartments                         1160 South Denver Avenue                              Boise
01-1027903      Intermountain Self Storage #1 (Idaho Falls, ID) 1055 Sunnyside Road                                   Idaho Falls

                                                 INTEREST  RATE          ORIGINAL        CUT-OFF DATE      REMAINING     MATURITY
LOAN NUMBER     STATE                     ZIP      RATE     TYPE          BALANCE           BALANCE           TERM        DATE
01-1025336      Texas                   78041     8.5000    Fixed       1,920,000.00       1,916,209.88         116       4/1/10
01-1025387      Nebraska                68803     8.1250    Fixed       2,980,000.00       2,972,079.49         117       5/1/25
01-1025540      Indiana                 46142     8.5000    Fixed       1,430,000.00       1,428,062.42         117       5/1/10
01-1025819      Washington              98226     8.3000    Fixed       3,000,000.00       2,996,891.05         118       6/1/10
01-1025997      Georgia                 30326     7.9200    Fixed       2,500,000.00       2,487,611.93         237       5/1/20
01-1026176      Missouri                63108     8.3500    Fixed       1,125,000.00       1,123,850.40         118       6/1/10
01-1026212      California              90301     8.3750    Fixed       2,925,000.00       2,920,877.48         117       5/1/10
01-1026263      Illinois                60506     8.1800    Fixed       6,970,000.00       6,959,569.51         117       5/1/10
01-1026339      California              91791     8.8750    Fixed       2,100,000.00       2,098,154.13         118       6/1/10
01-1026401      Illinois                60659     8.1800    Fixed       7,905,000.00       7,893,170.30         117       5/1/10
01-1026497      Virginia                22151     8.3750    Fixed       2,250,000.00       2,246,828.81         117       5/1/10
01-1026584      Indiana                 46614     8.5700    Fixed       2,700,000.00       2,699,030.49         119       7/1/10
01-1027351      Florida                 34233     8.4200    Fixed       3,950,000.00       3,944,510.72         117       5/1/10
01-1027480      Georgia                 30244     8.1100    Fixed       2,440,000.00       2,438,948.70         119       7/1/10
01-1027900      Idaho                   83713     7.8500    Fixed       2,100,000.00       1,988,785.88         212       4/1/18
01-1027902      Idaho                   83706     8.2000    Fixed         750,000.00         736,303.80         154       6/1/13
01-1027903      Idaho                   83404     9.0000    Fixed         720,000.00         703,181.50         156       8/1/13

DEUTSCHE BANK REPURCHASE FACILITY

LOAN NUMBER     NAME                                            ADDRESS                                  CITY
01-1027904      Intermountain Self Storage #2 (Chubbuck, ID)    201 West Linden Street                   Chubbuck
01-1027905      Intermountain Self Storage #3 (Chubbuck, ID)    4698 Burley Road                         Chubbuck

                                                 INTEREST  RATE          ORIGINAL        CUT-OFF DATE      REMAINING     MATURITY
LOAN NUMBER     STATE                     ZIP      RATE     TYPE          BALANCE           BALANCE           TERM        DATE
01-1027904      Idaho                   83202      9.0000     Fixed         625,000.00         610,400.44         156       8/1/13
01-1027905      Idaho                   83202      9.0000     Fixed         430,000.00         419,955.64         156       8/1/13


DEUTSCHE BANK REPURCHASE FACILITY

                                                                 ANTICIPATED     DAY                            CREDIT
                                                                  REPAYMENT    PAYMENT     MONTHLY      ARD     LEASE
LOAN NUMBER       NAME                                              DATE         DUE       PAYMENT      LOAN    LOAN
21702             Remond Cliff Plaza Apartments                                  10        24,109.14     No
24161             Galyan's-Plainfield                                            10        39,620.99     No
24483             Residence Inn by Marriott                         6/1/10        1        49,118.86     Yes
24575             Galyan's-Leawood                                               10        68,465.53     No
25149             Center City Apartment Portfolio II                              5        50,029.20     No
25149-A           1109 Spruce Street                                                                     NAP
25149-B           322 S. 10th Street                                                                     NAP
25149-C           927 Spruce Street                                                                      NAP
25149-D           1104 Spruce Street                                                                     NAP
25149-E           2125-27 Walnut Street                                                                  NAP
25149-F           434 Lombard Street                                                                     NAP
25149-G           1001 Pine Street                                                                       NAP
25149-H           1034 Spruce Street                                                                     NAP
25149-I           1616-18 Spruce Street                                                                  NAP
25149-J           1957 Locust Street                                                                     NAP
25149-K           218 S. 20th Street                                                                     NAP
25149-L           1719 Spruce Street                                                                     NAP
26002             Paradise Plaza Inn                                5/1/10        1        51,382.91     Yes
26190             Candlestick Apartments                                          5         8,823.72     No
26207             Holcomb Corners Shopping Center                                 5        12,722.17     No
26209             Office Depot - Hobby Lobby Retail Center                        5        26,161.63     No
26214             Dove Park Townhomes                                             5        13,589.29     No


                                                        BROKER     ADDITIONAL
                                                        STRIP      SERVICING
LOAN NUMBER          DEFEASANCE                         LOAN       FEE LOAN      SERVICING FEE
21702                Lock/38_Defeasance/78_0%/4                                      0.1325
24161                Lock/35_Defeasance/83_0%/2                                      0.1325
24483                Lock/47_Defeasance/71_0%/2                                      0.1325
24575                Lock/35_Defeasance/83_0%/2                                      0.1325
25149                Lock/29_Defeasance/89_0%/2                                      0.1325
25149-A              NAP
25149-B              NAP
25149-C              NAP
25149-D              NAP
25149-E              NAP
25149-F              NAP
25149-G              NAP
25149-H              NAP
25149-I              NAP
25149-J              NAP
25149-K              NAP
25149-L              NAP
26002                Lock/47_Defeasance/71_0%/2                                      0.1325
26190                Lock/29_Defeasance/89_0%/2                                      0.1325
26207                Lock/47_Defeasance/71_0%/2                                      0.1325
26209                Lock/27_Defeasance/91_0%/2                                      0.1325
26214                Lock/28_Defeasance/90_0%/2                                      0.1325


DEUTSCHE BANK REPURCHASE FACILITY


                                                                 ANTICIPATED     DAY                            CREDIT
                                                                  REPAYMENT    PAYMENT     MONTHLY      ARD     LEASE
LOAN NUMBER       NAME                                              DATE         DUE       PAYMENT      LOAN    LOAN
26254             Feeley Apartment Portfolio                                      5        21,268.59     No
26254-A           64 Monroe Street                                                                       NAP
26254-B           125 Monroe Street                                                                      NAP
26254-C           70 Jefferson Street                                                                    NAP
26254-D           100 Jefferson Street                                                                   NAP
26254-E           102 Jefferson Street                                                                   NAP
26426             Bank of America Office Building                                 5        37,319.55     No
26560             Ahwatukee Palms Shopping Center                                 5       100,443.73     No
26750             Brighton Park Shopping Center                                   5        33,957.00     No
27102             Sheraton Four Points Hotel                        7/1/10        1        94,781.03     Yes
27256             Hampton Inn                                       6/1/10        1        49,279.90     Yes
27257             Holiday Inn Express - BWI                         6/1/10        1        73,275.67     Yes
27271             Residence Inn (Danbury)                           7/1/10        1        40,683.41     Yes
27433             Industrial Distribution Group Building                          5        45,455.50     No
27619             Donna Lynn Apartments                                           5        25,519.17     No
27754             West Union Corporate Building                                   5        25,346.42     No
27800             Rialto Building                                                 5       207,985.90     No
27974             Weinerman Multifamily Portfolio                                 5        16,721.59     No
27974-A           Daibes Apartments                                                                      NAP
27974-B           Crescent Garden Apartments                                                             NAP
28000             Courtyard by Marriott                             7/1/10        1        51,704.02     Yes
28001             Residence Inn by Marriott                         7/1/10        1        61,283.39     Yes
01-1020226        Carpenter's Union Building                                      1        19,211.25     No
01-1020227        DuPont Medical Building                                         1        28,943.89     No
01-1020228        Continental Office Building                                     1        46,305.46     No


                                                        BROKER     ADDITIONAL
                                                        STRIP      SERVICING
LOAN NUMBER          DEFEASANCE                         LOAN       FEE LOAN      SERVICING FEE
26254                Lock/28_Defeasance/90_0%/2                                      0.1325
26254-A              NAP
26254-B              NAP
26254-C              NAP
26254-D              NAP
26254-E              NAP
26426                Lock/25_Defeasance/93_0%/2                                      0.1325
26560                Lock/27_Defeasance/91_0%/2                                      0.0825
26750                Lock/26_Defeasance/92_0%/2                                      0.1325
27102                Lock/47_Defeasance/71_0%/2                                      0.1325
27256                Lock/47_Defeasance/71_0%/2                                      0.1325
27257                Lock/47_Defeasance/71_0%/2                                      0.1325
27271                Lock/35_Defeasance/83_0%/2                                      0.1325
27433                Lock/25_Defeasance/93_0%/2                                      0.1325
27619                Lock/25_Defeasance/93_0%/2                                      0.1325
27754                Lock/25_Defeasance/93_0%/2                                      0.1325
27800                Lock/26_Defeasance/93_0%/1                                        0.07
27974                Lock/25_Defeasance/93_0%/2                                      0.1325
27974-A              NAP
27974-B              NAP
28000                Lock/47_Defeasance/69_0%/4                                      0.1325
28001                Lock/47_Defeasance/69_0%/4                                      0.1325
01-1020226           Lock/26_Defeasance/30_0%/4                                      0.1325
01-1020227           Lock/26_Defeasance/30_0%/4                                      0.1325
01-1020228           Lock/26_Defeasance/30_0%/4                                      0.1325


DEUTSCHE BANK REPURCHASE FACILITY

                                                                 ANTICIPATED     DAY                            CREDIT
                                                                  REPAYMENT    PAYMENT     MONTHLY      ARD     LEASE
LOAN NUMBER       NAME                                              DATE         DUE       PAYMENT      LOAN    LOAN
01-1025095        College Park Apartments                                         1        11,308.59     No
01-1025199        Southlake Market Loop                                           1         8,103.01     No
01-1025231        K-Mart Retail - Aurora, Colorado                  6/1/10        1        23,139.01     Yes
01-1025336        Los Frances Apartments                                          1        14,763.14     No
01-1025387        K-Mart Retail - Grand Island                      5/1/10        1        23,247.43     Yes
01-1025540        Southport Associates Retail                                     1        10,995.46     No
01-1025819        The Meadows Apartments - Lacey, WA                              1        22,643.54     No
01-1025997        Across Lenox Shopping Center                                    1        20,968.28     No
01-1026176        Buckingham Apartments                                           1         8,530.97     No
01-1026212        La Brea Office Building                                         1        22,232.11     No
01-1026263        K-Mart Retail - Aurora, Illinois                                1        52,020.68     No
01-1026339        Pioneer Center Retail                                           1        16,708.54     No
01-1026401        K-Mart Retail - Chicago                                         1        58,999.06     No
01-1026497        9001 Braddock Road Office Building                              1        17,101.63     No
01-1026584        K-Mart Retail - South Bend, IN                                  1        20,894.76     No
01-1027351        Chili's Plaza                                                   1        30,148.42     No
01-1027480        Meadows of Gwinnett County Apartments                           1        18,091.31     No
01-1027900        BRC Plaza Shopping Center                                       1        17,369.71     No
01-1027902        Denver Creek Apartments                                         1         5,608.16     No


                                                        BROKER     ADDITIONAL
                                                        STRIP      SERVICING
LOAN NUMBER          DEFEASANCE                         LOAN       FEE LOAN      SERVICING FEE
01-1025095           Lock/26_Defeasance/87_0%/7                                      0.1325
01-1025199           Lock/27_Defeasance/89_0%/4                                      0.2575
01-1025231           Lock/26_Defeasance/90_0%/4                                      0.1325
01-1025336           Lock/28_Defeasance/88_0%/4                                      0.1325
01-1025387           Lock/27_Defeasance/89_0%/4                                      0.1325
01-1025540           Lock/27_Defeasance/89_0%/4                                      0.1325
01-1025819           Lock/26_Defeasance/87_0%/7                                      0.1325
01-1025997           Lock/27_Defeasance/209_0%/4                                     0.1325
01-1026176           Lock/26_Defeasance/90_0%/4                                      0.2575
01-1026212           Lock/27_Defeasance/89_0%/4                                      0.1325
01-1026263           Lock/27_Defeasance/89_0%/4                                      0.1325
01-1026339           Lock/26_Defeasance/90_0%/4                                      0.1325
01-1026401           Lock/27_Defeasance/89_0%/4                                      0.1325
01-1026497           Lock/27_Defeasance/89_0%/4                                      0.1325
01-1026584           Lock/25_Defeasance/91_0%/4                                      0.1325
01-1027351           Lock/27_Defeasance/89_0%/4                                      0.1325
01-1027480           Lock/25_Defeasance/91_0%/4                                      0.1325
01-1027900           Lock/0_> YM or 1%/107_1%/126_0%/7                               0.2575
01-1027902           Lock/0_> YM or 1%/107_1%/66_0%/7                                0.2575


DEUTSCHE BANK REPURCHASE FACILITY

                                                                 ANTICIPATED     DAY                            CREDIT
                                                                  REPAYMENT    PAYMENT     MONTHLY      ARD     LEASE
LOAN NUMBER       NAME                                              DATE         DUE       PAYMENT      LOAN    LOAN
01-1027903        Intermountain Self Storage #1 (Idaho Falls, ID)                 1         6,042.21     No
01-1027904        Intermountain Self Storage #2 (Chubbuck, ID)                    1         5,244.98     No
01-1027905        Intermountain Self Storage #3 (Chubbuck, ID)                    1         3,608.54     No


                                                        BROKER     ADDITIONAL
                                                        STRIP      SERVICING
LOAN NUMBER          DEFEASANCE                         LOAN       FEE LOAN      SERVICING FEE
01-1027903           Lock/0_> YM or 1%/107_1%/66_0%/7                                0.2575
01-1027904           Lock/0_> YM or 1%/107_1%/66_0%/7                                0.2575
01-1027905           Lock/0_> YM or 1%/107_1%/66_0%/7                                0.2575


                                    EXHIBIT B

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

         With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule B-1 hereto, that:

         (i) Ownership of Mortgage Loans. Immediately prior to the transfer thereof to the Purchaser, the Seller had good and marketable title to, and was the sole owner and holder of, such Mortgage Loan (or, in the case of the Mortgage Loan subject to a Participation Agreement, the related Participation Interest) free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan or Participation Interest (other than, in certain cases, the right of a subservicer to directly service such Mortgage
Loan). Such transfer validly assigns ownership of such Mortgage Loan (or, in the case of the Mortgage Loan subject to a Participation Agreement, the related Participation Interest) to the Purchaser free and clear of any pledge, lien, encumbrance or security interest.

         (ii) Authority to Transfer Mortgage Loans. The Seller has full right and authority to sell, assign and transfer such Mortgage Loan to the Purchaser. No provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan.

         (iii) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

         (iv) Payment Record. Such Mortgage Loan was not as of the Cut-off Date for such Mortgage Loan, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

         (v) Permitted Encumbrances. The Permitted Encumbrances (as defined in the Mortgage Loan Purchase Agreement of which this Exhibit B forms a part) do not materially interfere with the security intended to be provided by the related Mortgage, the current use or operation of the related Mortgaged Property or the current ability of the Mortgaged Property to generate net operating income sufficient to service the Mortgage Loan. If the Mortgaged Property is operated as a nursing facility, a hospitality property or a multifamily property, the Mortgage, together with any separate security agreement, similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

         (vi) Title Insurance. The lien of the related Mortgage is insured by an ALTA lender's title insurance policy ("Title Policy"), or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of the Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such loan). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. The Seller has not, by act or omission, done anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee or, in the case of the Participation Loan, its holder, without the consent of or notice to the insurer.

         (vii) No Waivers by Seller of Material Defaults. The Seller has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note.

         (viii) No Offsets, Defenses or Counterclaims. There is no valid offset, defense or counterclaim to such Mortgage Loan.

         (ix) Condition of Property; Condemnation. Except as set forth in any engineering report prepared in connection with the origination of (or obtained in connection with or otherwise following the Seller's acquisition of) such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. The Seller has no actual notice of the commencement of a proceeding for the condemnation of all or any material portion of the related Mortgaged Property.

         (x) Compliance with Usury Laws. Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

         (xi) Full Disbursement of Mortgage Loan Proceeds. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

         (xii) Enforceability. The related Mortgage Note and Mortgage and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Mortgage Loan have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (xiii) Insurance. All improvements upon the related Mortgaged Property are insured under an "all risk" insurance policy against loss by hazards of extended coverage in an amount (subject to a customary deductible) at least equal to the full insurable replacement cost of the improvements located on such Mortgaged Property, which policy contains appropriate endorsements to avoid the application of coinsurance and does not permit reduction in insurance proceeds for depreciation. If any portion of the improvements upon the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in a flood zone area as identified in the Federal Register by the Federal Emergency Management Agency as a 100 year flood zone or special hazard area, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, or (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. In addition, the Mortgage requires the Mortgagor to maintain in respect of the Mortgaged Property workers' compensation insurance (if applicable), comprehensive general liability insurance in amounts generally required by the Seller, and at least twelve months rental or business interruption insurance, and all such insurance required by the Mortgage to be maintained is in full force and effect. Each such insurance policy names the holder of the Mortgage as an additional insured or contains a mortgagee endorsement naming the holder of the Mortgage as loss payee and requires prior notice to the holder of the Mortgage of termination or cancellation, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.

         (xiv) Environmental Condition. The related Mortgaged Property was subject to one or more environmental site assessments (or an update of a previously conducted assessment), which was (were) performed on behalf of the Seller, or as to which the related report was delivered to the Seller in connection with its origination or acquisition of such Mortgage Loan; and the Seller, having made no independent inquiry other than reviewing the resulting report(s) and/or employing an environmental consultant to perform the assessment(s) referenced herein, has no knowledge of any material and adverse environmental conditions or circumstance affecting such Mortgaged Property that was not disclosed in the related report(s). The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Purchaser, or its successors and assigns in respect of the Mortgage Loan, to any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any other applicable federal, state or local environmental law, and the Seller has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to the related Mortgaged Property that was not disclosed in the related report. The related Mortgage or loan documents in the related Mortgage File requires the Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

         (xv) No Cross-Collateralization with Other Mortgage Loans. Such Mortgage Loan is not cross-collateralized with any mortgage loan that will not be included in the Trust Fund.

         (xvi) Waivers and Modifications. The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage File.

         (xvii) Taxes and Assessments. There are no delinquent taxes, ground rents, assessments for improvements or other similar outstanding charges affecting the related Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be payable thereon.

         (xviii) Mortgagor's Interest in Mortgaged Property. Except in the case of three Mortgage Loans as to which the interest of the related Mortgagor in the related Mortgaged Property is in whole or in part a leasehold estate, the interest of the related Mortgagor in the related Mortgaged Property consists of a fee simple estate in real property.

         (xix) Whole Loan. Except for the Participation Interest, each Mortgage Loan is a whole loan and not a participation interest.

         (xx) Valid Assignment. The assignment of the related Mortgage referred to in clause (iii) of Exhibit B of the Mortgage Loan Purchase Agreement between German American Capital Corporation, as seller and GMAC Commercial Mortgage Securities, Inc., as purchaser, dated August 8, 2000, constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee. The Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject only to Permitted Encumbrances, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

         (xxi) Escrows. All escrow deposits relating to such Mortgage Loan that are, as of the Closing Date, required to be deposited with the mortgagee or its agent have been so deposited.

         (xxii) No Mechanics' or Materialmen's Liens. As of the date of origination of such Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage, except those which are insured against by the Title Policy referred to in (vi) above.

         (xxiii) No Material Encroachments. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to any material extent (unless affirmatively covered by the title insurance referred to in paragraph (vi) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. To the Seller's knowledge, based upon opinions of counsel and/or other due diligence customarily performed by the Seller, the improvements located on or forming part of such Mortgaged Property comply in all material respects with applicable zoning laws and ordinances (except to the extent that they may constitute legal non-conforming uses).

         (xxiv) Originator Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

         (xxv) No Material Default. (A) To the Seller's knowledge, there exists no material default, breach or event of acceleration under the related Mortgage or Mortgage Note, and (B) the Seller has not received actual notice of any event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered or addressed by any other representation and warranty made by the Seller herein.

         (xxvi) Inspection. In connection with the origination or acquisition of each Mortgage Loan, the Seller inspected or caused to be inspected the Mortgaged Property.

         (xxvii) No Equity Participation or Contingent Interest. The Mortgage Loan contains no equity participation by the lender, and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or for negative amortization.

         (xxviii) No Advances of Funds. No holder of the Mortgage Loan has, to the Seller's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan (other than amounts paid by the tenant as specifically provided under the related lease).

         (xxix) Licenses, Permits, Etc. To the Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of origination of the Mortgage Loan, the related Mortgagor or operator of the related Mortgaged Property was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership and operation of the related Mortgaged Property as it was then operated and if a related Mortgaged Property is improved by a skilled nursing, congregate care or assisted living facility, the most recent inspection or survey by governmental authorities having jurisdiction in connection with such licenses, permits and authorizations did not cite such Mortgaged Property for material violations (which shall include only "Level A" (or equivalent) violations in the case of skilled nursing facilities) that had not been cured or as to which a plan of correction had not been submitted to and accepted by such governmental authorities. To the extent such facility participates in Medicaid or Medicare, such facility is in compliance in all material respects with the requirements of such program.

         (xxx) Servicing. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law in all material respects and are consistent with the servicing standard set forth in Section 3.01(a) of the Pooling and Servicing Agreement.

         (xxxi) Customary Remedies. The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (xii)) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

         (xxxii) Insurance and Condemnation Proceeds. The related Mortgage provides that insurance proceeds and condemnation proceeds will be applied for one of the following purposes: either to restore or repair the Mortgaged Property, or to repay the principal of the Mortgage Loan, or otherwise at the option of the holder of the Mortgage.

         (xxxiii) LTV. The gross proceeds of such Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (xxxiii) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

         (xxxiv) LTV and Significant Modifications. If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (A) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (B) satisfies the provisions of either clause (A)(1) of paragraph (xxxiii) (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2) of paragraph (xxxiii), including the proviso thereto.

         (xxxv) Credit Lease Loans. With respect to each Mortgage Loan which is a Credit Lease Loan:

(A) To the Seller's knowledge, each credit lease ("Credit Lease") contains customary and enforceable provisions which render the rights and remedies of the lessor thereunder adequate for the enforcement and satisfaction of the lessor's rights thereunder;

(B) To the Seller's knowledge, in reliance on a tenant estoppel certificate and representation made by the tenant under the Credit Lease or representations made by the related borrower under the Mortgage Loan Documents, as of the closing date of each Credit Lease Loan (1) each Credit Lease was in full force and effect, and no default by the borrower or the tenant has occurred under the Credit Lease, nor is there any existing condition which, but for the passage of time or the giving of notice, or both, would result in a default under the terms of the Credit Lease, (2) none of the terms of the Credit Lease have been impaired, waived, altered or modified in any respect (except as described in the related tenant estoppel), (3) no tenant has been released, in whole or in part, from its obligations under the Credit Leases, (4) there is no right of rescission, offset, abatement, diminution, defense or counterclaim to any Credit Lease, nor will the operation of any of the terms of the Credit Leases, or the exercise of any rights thereunder, render the Credit Lease unenforceable, in whole or in part, or subject to any right of rescission, offset, abatement, diminution, defense or counterclaim, and no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect thereto, and (5) each Credit Lease has a term ending on or after the final maturity of the related Credit Lease Loan;

(C) The Mortgaged Property is not subject to any lease other than the related Credit Lease, no Person has any possessory interest in, or right to occupy, the Mortgaged Property except under and pursuant to such Credit Lease and the tenant under the related Credit Lease is in occupancy of the Mortgaged Property;

(D) The lease payments under the related Credit Lease are sufficient to pay the entire amount of scheduled interest and principal on the Credit Lease Loan, subject to the rights of the Tenant to terminate the Credit Lease or offset, abate, suspend or otherwise diminish any amounts payable by the tenant under the Credit Lease. Each Credit Lease Loan either (i) fully amortizes over its original term and has no "balloon" payment of rent due under the related Credit Lease or (ii) is a Balloon Loan, for which a residual value insurance policy has been obtained that requires the payment of an amount at least equal to the Balloon Payment due on the related Maturity Date;

(E) Under the terms of the Credit Leases, the lessee is not permitted to assign its interest or obligations under the Credit Lease unless such lessee remains fully liable thereunder;

(F) The mortgagee is entitled to notice of any event of default from the tenant under Credit Leases;

(G) Each tenant under a Credit Lease is required to make all rental payments directly to the mortgagee, its successors and assigns under the related Credit Lease Loan;

(H) Each Credit Lease Loan provides that the related Credit Lease cannot be modified without the consent of the mortgagees under the related Credit Lease Loan;

(I) For each Credit Lease Loan under which a Credit Lease may be terminated upon the occurrence of a casualty or condemnation, a lease enhancement insurance policy has been obtained that requires upon such termination the payment in full of: (a) the principal balance of the loan and (b) all accrued and unpaid interest on the Mortgage Loan. Under the Credit Lease for each Credit Lease Loan, upon the occurrence of a casualty or condemnation, the tenant has no right of rent abatement, except to the extent of coverage provided by the related lease enhancement insurance policy; and

(J) The terms of any guaranty of the payment and performance obligations of the tenant under any Credit Lease are unconditional and provide for guaranty of payment and not of collection.

         (xxxvi) Litigation. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

         (xxxvii) Leasehold Estate. Each Mortgaged Property consists of the related Mortgagor's fee simple interest in real estate or the related Mortgage Loan is secured in whole or in part by the interest of the Mortgagor as a lessee under a ground lease of the Mortgaged Property (a "Ground Lease"). Any Mortgage Loan that is secured by the interest of the Mortgagor under a Ground Lease may or may not be secured by the related fee interest in such Mortgaged Property (the "Fee Interest"). If a Mortgage Loan is secured in whole or in part by a Ground Lease, either (1) the ground lessor's Fee Interest is subordinated to the lien of the Mortgage or (2) the following apply to such Ground Lease:

(A) To the actual knowledge of the Seller, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

(B) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the ground lessor's related fee interest and Permitted Encumbrances;

(C) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

(D) Such Ground Lease is in full force and effect, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's actual knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

(E) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee under such Mortgage Loan, provided that the mortgagee under such Mortgage Loan has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease, and such Ground Lease, or an estoppel letter or other agreement, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee;

(F) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

(G) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than ten years beyond the Stated Maturity Date of the related Mortgage Loan;

(H) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

(I) Such Ground Lease does not impose any restrictions on subletting which would be viewed, as of the date of origination of the related Mortgage Loan, as commercially unreasonable by the Seller; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

(J) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor to enter into a new lease in the event of a termination of the Ground Lease by reason of a default by the Mortgagor under the Ground Lease, including, rejection of the ground lease in a bankruptcy proceeding.

         (xxxviii) Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

         (xxxix) Lien Releases. Except in cases where either (a) a release of a portion of the Mortgaged Property was contemplated at origination of the Mortgage Loan and such portion was not considered material for purposes of underwriting the Mortgage Loan, (b) release is conditioned upon the satisfaction of certain underwriting and legal requirements or the payment of a release price, or (c) a defeasance is affected in accordance with the Mortgage Loan Documents, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

         (xl) Junior Liens. The Mortgage Loan does not permit the related Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage (excluding any lien relating to another Mortgage Loan that is cross-collateralized with such Mortgage Loan) without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar conditions specified therein.

         (xli) Mortgagor Bankruptcy. To the Seller's knowledge, the Mortgagor is not a debtor in any state or federal bankruptcy or insolvency proceeding.

         (xlii) Due Organization of Mortgagors. As of the date of origination of each Mortgage, each related Mortgagor which is not a natural person was duly organized and validly existing under the laws of the state of its jurisdiction.

         (xliii) Due-On-Sale. The Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of such Mortgage Loan, the related Mortgaged Property, or any controlling interest therein, is directly or indirectly transferred or sold.

         (xliv) Single Purpose Entity. As of the date of the origination of the relevant Mortgage Loan, the related Mortgagor is an entity, other than an individual, whose organizational documents or the related Mortgage Loan Documents provide substantially to the effect that the Mortgagor: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans,
(B) may not engage in any business unrelated to such Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgage Property or Mortgaged Properties, (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan Documents, (E) has its own books and records separate and apart from any other person, and (F) holds itself out as a legal entity, separate and apart from any other person.

         (xlv) Defeasance Provisions. Any Mortgage Loan which contains a provision for any defeasance of mortgage collateral by the Mortgagor, either (A) requires the consent of the holder of the Mortgage Loan to any defeasance, or
(B) permits defeasance (i) no earlier than two years after the Closing Date (as defined in the Pooling and Servicing Agreement, dated as of March 1, 2000), (ii) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. ss. 1.860G-2(a)(8)(i), and (iii) only to facilitate the disposition of mortgage real property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

         (xlvi) Defeasance Costs. If the Mortgage Loan permits defeasance, then the mortgage loan documents related to such Mortgage Loan require (a) the borrower to pay all rating agency fees associated with defeasance and all other out-of-pocket expenses associated with defeasance such as accountant's fees and opinions of counsel, or (b) that the borrower provide a REMIC opinion, an opinion regarding the first priority perfected security interest in the defeasance collateral, rating agency letters certifying no rating qualification or downgrade on any securities, and accountant certification that all payments from the defeasance collateral are sufficient to make monthly principal and interest payments on such Mortgage Loan through maturity.

         It is understood and agreed that the representations and warranties set forth in this Exhibit B shall survive delivery of the respective Mortgage Files to the Purchaser, the Depositor and/or the Trustee and shall inure to the benefit of the Purchaser, and its successors and assigns (including without limitation the Depositor, the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                            SCHEDULE B-1 to EXHIBIT B

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

         (XXXVII) LEASEHOLD ESTATE

         The following Mortgage loan(s) are secured in whole or in part by the interest of the borrower as a lessee under a Ground Lease.

         (H) The Ground Lease requires lessor to enter into a new lease in the event of termination of the Ground Lease by reason of default.

         Loan Number   Property                     Issue

         20227         Dupont Medical Building      Ground Lease doesnot provide
                                                    provision which required
                                                    lessor to enter into a new
                                                    lease in the event of
                                                    termination by reason of
                                                    default
         (XLIV)  SINGLE PURPOSE ENTITY

         The related Mortgagor is not a single purpose bankruptcy remote entity.

         Loan Number   Property                           Issue

         20226         Carpenter's Union Building         Borrower is not an SPE
         20227         Dupont Medical Building            Borrower is not an SPE
         25095         College Park Apartments            Borrower is not an SPE
         25199         Southlake Market Loop              Borrower is not an SPE
         25231         K-Mart-Aurora, CO                  Borrower is not an SPE
         25336         Los Frances Apartments             Borrower is not an SPE
         25387         K-Mart-Grand Island                Borrower is not an SPE
         25540         Southport Associates Retail        Borrower is not an SPE
         25997         Across Lenox SC                    Borrower is not an SPE
         26176         Buckingham Apartments              Borrower is not an SPE
         26212         La Brea Office Bldg                Borrower is not an SPE
         26339         Pioneer Retail Center              Borrower is not an SPE
         26497         9001 Braddock Road Office          Borrower is not an SPE
                            Bldg.
         26584         K-Mart-South Bend                  Borrower is not an SPE
         27351         Chili's Plaza                      Borrower is not an SPE
         27480         Meadows of Gwinett Country         Borrower is not an SPE
                            Apartments
         27900         BRC Plaza SC                       Borrower is not an SPE
         27902         Denver Creek Apartments            Borrower is not an SPE
         27903         Intermountain Self-Storage #1      Borrower is not an SPE
         27904         Intermountain Self-Storage # 2     Borrower is not an SPE
         27905         Intermountain Self-Storage # 3     Borrower is not an SP

                                     B-1-1